Exhibit 99.1

ENSCO Go Beyond

Fleet Status Report

16 December 2014

Ensco Opens New Office in Aberdeen to Support Fleet Growth

The North Sea has been Ensco's highest growth region with the addition of ENSCO 120, ENSCO 121 and ENSCO 122 over the past year and our shore-based personnel will support this growth from a new Aberdeen office.

ENSCO
P224 BPL
SV13 RDU

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 500s	U.S. Gulf of Mexico	Jun. 16	Plus cost adjustments
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 560s	U.S. Gulf of Mexico	Jul. 16	Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras/Murphy	High 430s	U.S. Gulf of Mexico	Jul. 16	Assigned to Murphy for 1 well. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Mid 310s	U.S. Gulf of Mexico	Sep. 15	Zero rate for approx. 12 days in 4Q14. Plus cost adjustments and two 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Noble Energy	Low 350s	U.S. Gulf of Mexico	Jan. 15	Inspection for approx. 24 days in 4Q14
ENSCO 8502	Semisubmersible DP	8500/10000	Talos	Low 350s	U.S. Gulf of Mexico	Mar. 15	Zero rate for approx. 47 days in 4Q14. Planned inspection for approx. 24 days in 1Q15
ENSCO 8503	Semisubmersible DP	8500/10000	LLOG	Low 350s	U.S. Gulf of Mexico	4Q17	Planned upgrade and inspection for approx. 60 days in 1Q/2Q15. Then to Stone Energy 2Q15 to 4Q17, low 350s. Plus four 90-day options
ENSCO 8505	Semisubmersible DP	8500/10000	Deep Gulf Energy	Mid 370s	U.S. Gulf of Mexico	May 15
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	Mid 540s	U.S. Gulf of Mexico	Jul. 15	Plus cost adjustments

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Brazil
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 360s	Brazil	Jun. 18	-----. Zero rate for approx. 15 days in 4Q14. Plus approx. $20,000 per day amortized Dec. 14 to Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 360s	Brazil	Ju1. 18
Zero rate for approx. 12 days in 4Q14. Mid 160s average rate during planned shipyard upgrade for approx. 60 days in 2Q15 and approx. 10 days in 3Q15. Plus approx. $23,000 per day amortized Jul. 15 to Jul. 18 for capital upgrades. Plus cost adjustments

ENSCO 6003	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 310s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 310s	Brazil	Oct. 16	Zero rate for approx. 40 days in 4Q14 for maintenance and inspection. Eligible for bonus opportunity up to 15%, plus cost adjustments

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Low 300s	Mediterranean	Jan. 17
Zero rate for approx. 18 days in 4Q14. Plus periodic rate increases resulting in mid 310s average rate over contract. Plus approx. $30,000 per day for mobilization and reimbursable upgrades amortized Aug. 14 to Jan. 17

ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	Stacking Preparations		Spain		Rig beginning cold stack preparations

Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 360s	Angola	Jan. 16	Plus cost adjustments and unpriced options. Eligible for bonus opportunity up to 5%
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Angola	Feb. 18
Zero rate for approx. 24 days in 4Q14. Plus approx. $102,000 per day amortized Feb.13 to Feb. 18 for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	TOTAL	Mid 630s	Angola	Nov. 16	Zero rate for approx. 6 days in 4Q14. Plus periodic rate increases resulting in high 640s average rate over contract. Plus approx. $28,000 per day amortized Nov. 13 to Nov. 16 for mobilization

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Shell	Mid 560s	Malaysia	May 15	Assigned to Inpex in Malaysia Nov. 14 to Mar. 15. Plus cost adjustments. Plus approx. $8,000 per day for mobilization amortized Jul.13 to May 15
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	Inpex/ Shipyard		Singapore	May 18
Shipyard upgrades under contract for 40 month drilling program in Australia with estimated commencement Jan. 15, initially low 470s. Plus periodic rate increases resulting in low 500s average rate over drilling program. Plus estimate of approx. $230,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	PTTEP	Low 230s	Myanmar	Aug. 15	Plus approx. $9,000 per day for upgrade costs and mobilization amortized Aug. 14 to Jul. 15. Plus one priced option for up to 2 wells

Under Construction
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction/ Contracted		South Korea	4Q20
Contracted to Total in Angola from 4Q15 to 4Q20, initially high 610s. Plus periodic rate increases resulting in mid 650s average rate over drilling program. Plus mob fee of approx. $26 million to be amortized over primary contract term and one 1-year priced option

ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction/ Contracted		South Korea	4Q18
Contracted to ConocoPhillips in U.S. Gulf of Mexico from 4Q15 to 4Q18, low 550s. Plus mob fee of approx. $32 million to be amortized over primary contract term. Plus cost adjustments and two 1-year unpriced options

ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
North & South America (excluding Brazil)
U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 140s	Gulf of Mexico	Jan. 15	Planned inspection and maintenance for approx. 28 days in 2Q15. Day rate does not include certain extra reimbursable costs -----
ENSCO 75	MLT Super 116-C	400	Renaissance	Low 130s	Gulf of Mexico	Jul. 15	Next to Talos Jan. 15 to Jul. 15, low 130s
ENSCO 81	MLT 116-C	350	Chevron	Mid 140s	Gulf of Mexico	Feb. 15	Planned maintenance for approx. 28 days in 1Q15
ENSCO 82	MLT 116-C	300	Energy XXI	Low 100s	Gulf of Mexico	Jan. 15	-----. -----. Planned inspection for approx. 10 days in 3Q15
ENSCO 86	MLT 82 SD-C	250			Gulf of Mexico
ENSCO 87	MLT 116-C	350	Fieldwood	High 140s	Gulf of Mexico	Jan. 15
ENSCO 90	MLT 82 SD-C	250	Stacking Preparations		Gulf of Mexico		Rig beginning cold stack preparations
ENSCO 99	MLT 82 SD-C	250			Gulf of Mexico

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	RWE Dea	Mid 140s	UK	Feb. 17
Planned shipyard upgrade for approx. 30 days in 1Q15. Then to Maersk in Denmark to Feb. 17, low 160s. Plus approx. $12,000 per day for capital upgrades amortized Feb. 15 to Feb. 17. Plus cost adjustments and three 1-year unpriced options

ENSCO 71	Hitachi K1032N	225	Maersk	Low 170s	Denmark	Jun. 15	Planned inspection for approx. 23 days in 3Q15. Plus one 1-year priced option and one 1-year option at mutually agreed rate
ENSCO 72	Hitachi K1025N	225	Maersk	Low 170s	Denmark	Sep. 15	Plus one 1-year priced option and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	GDF	Mid 140s	UK	Apr. 17	Plus cost adjustments and unpriced option
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 160s	UK	Aug. 18	-----. Rate decreases to low 150s in Jan. 15
ENSCO 100	MLT 150-88-C	350	Ithaca	Mid 160s	UK	Mar. 18	Planned inspection for approx. 30 days in 1Q15. Plus cost adjustments. Then to Premier in UK in direct continuation Apr. 15 to Mar. 18, mid 180s
ENSCO 101	KFELS MOD V-A	400	BP	High 210s	UK	Jan. 16	Planned inspection for approx. 28 days in 1Q15. Plus cost adjustments and two 6-month unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 210s	UK	Jun. 16	Rate firm for 8 wells (est. through Apr. 15) thereafter at low 210s. Plus cost adjustments and unpriced options
ENSCO 120	ENSCO 120 Series	400	Nexen	Mid 230s	UK	Nov. 15	Plus approx. $13,000 per day for mobilization amortized Mar. 14 to Nov. 15. Plus cost adjustments and eleven 1-well options
ENSCO 121	ENSCO 120 Series	400	Wintershall	Low 230s	Netherlands	Jun. 16	Plus approx. $11,000 per day for mobilization amortized Jun. 14 to Jun. 16. Plus one 1-year unpriced option
ENSCO 122	ENSCO 120 Series	400	NAM	Mid 230s	UK	Nov. 16	Plus approx. $14,000 per day for mobilization amortized Nov. 14 to Nov. 16. Plus cost adjustments and two 1-year unpriced options

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Middle East
ENSCO 53	F&G L-780 Mod II-C	300	NDC	Low 100s	UAE	Feb. 16	Plus two 1-year unpriced options
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Mid 110s	Saudi Arabia	Sep. 17	Plus approx. $39,000 per day for upgrade costs and mobilization amortized Sep. 14 to Sep. 17. Plus one 1-year priced option
ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 15
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	High 150s	Saudi Arabia	Dec. 18	Planned inspection for approx. 35 days in 4Q14/1Q15. Rate increases Dec. 15 to low 170s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Mar. 19	Planned inspection for approx. 32 days in 2Q15. Rate increases Jun. 15 to mid 70s. Rate increases Mar. 16 to mid 120s
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Nov. 16	Plus one 1-year priced option
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Jan. 15	Planned inspection for approx. 40 days in 1Q15. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 16	Planned inspection for approx. 14 days in 1Q15. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 19	Rate increases Feb. 15 to mid 70s. Rate increases Feb. 16 to mid 120s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 19	Rate increases late Jan. 15 to mid 70s. Rate increases late Jan. 16 to mid 120s

Africa
ENSCO 109	KFELS MOD V-Super B	350	-----Contract Preparations		Angola	Dec. 17	Next to Chevron in Angola late Dec. 14 to late Dec. 17, low 170s

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 90s	Malaysia	Aug. 17	Plus cost adjustments and one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 110s	Indonesia	Jul. 15	Plus approx. $3,000 per day for mobilization amortized Jul. 13 to Jul. 15. Plus one 8-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 16	Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	-----PVEP/Mobilizing	Mid 150s	-----Myanmar	Mar. 15	Zero rate for approx. 22 days in 4Q14. -----. -----
ENSCO 105	KFELS MOD V-B	400	Shell	Low 190s	China	Jun. 15	Assigned to Shell in China late Nov. 14 to May 15. Then to Shell in Malaysia to Jun. 15, low 160s. Plus approx. $12,000 per day for capital upgrades amortized Nov.14 to Jun. 15
ENSCO 106	KFELS MOD V-B	400	CPOC	Low 150s	Malaysia	Aug. 15	Inspection and upgrade for approx. 25 days in 4Q14. Plus cost adjustments and two priced options of 90 days each and approx. $5,000 per day for mobilization amortized Nov.14 to Aug. 15
ENSCO 107	KFELS MOD V-B	400	OMV	High 230s	New Zealand	Jun. 15	Plus approx. $62,000 per day for contract preparations and mobilization to be amortized Mar. 14 to Feb. 15. Plus cost adjustments and one priced option of up to 90 days
ENSCO 108	KFELS MOD V-B	400	PTTEP	High 150s	Thailand	Apr. 17	Plus cost adjustments and one 1-year priced option

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Under Construction
ENSCO 140	ENSCO 140 Series	340/400	Under construction		UAE	2Q16
ENSCO 141	ENSCO 140 Series	340/400	Under construction		UAE	3Q16
ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	2Q16
ENSCO 110	KFELS MOD V-B	400	Under construction		Singapore	1Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 December 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Low 100s	U.S. Gulf of Mexico	Jan. 16	Plus one 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	High 60s	U.S. Gulf of Mexico	Jan. 16	Plus cost adjustments
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16	Planned inspection for approx. 14 days in 2Q15
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection for approx. 14 days in 4Q15
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15	Planned inspection for approx. 14 days in 2Q15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15	Planned inspection for approx. 14 days in 3Q15

Discontinued Operations
Held for Sale
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked		Spain
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Cold Stacked		Spain
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000/3000	Cold Stacked		Singapore
ENSCO 5001	Semisubmersible - Conv Sonat	6500	Warm Stacked		South Africa
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300	Cold Stacked		South Africa

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 December 2014

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company sometimes negotiates special rates, early terminations and/or day rate adjustments with customers that may reduce revenues recognized. Significant zero rate estimates are reflected in the comments section for the remainder of 2014 and 2015.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.